SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                             EXCHANGE ACT OF 1934


                               February 18, 1997
                       (Date of Earliest Event Reported)


AIRPLANES LIMITED                            AIRPLANES U.S. TRUST

(Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                  Agreement)


Jersey, Channel Islands                                            Delaware
               (State or Other Jurisdiction of Incorporation or
                                 Organization)

33-99970-01                            13-3521640
(Commission File                       (IRS Employer
Number)                                Identification
                                       No.)


Aiplanes Limited                       Airplanes U.S. Trust
22 Grenville Street                    1100 North Market Street
St. Helier                             Rodney Square North
Jersey, JE4 8PX                        Wilmington, Delaware
Channel Islands                        19890-0001
(011 44 1534 609 000)                  (1-302-651-1000)

         (Addresses and Telephone Numbers, Including Area Codes, of
               Registrants' Principal Executive Offices)



Item 5.        Other Events


               Attached hereto as Exhibit A is a copy of a Report to Certificateholders dated February 18, 1997, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.




                                  SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                             AIRPLANES LIMITED


Date: February 18, 1997                      /s/ Roy M. Dantzic*
                                             Director and Officer


Date: February 18, 1997                      AIRPLANES U.S. TRUST


                                             /s/ Roy M . Dantzic*
                                             Controlling Trustee
                                             and Officer


                                             *By: /s/ Michael Walsh
                                                  Attorney-in-Fact




                                 EXHIBIT INDEX


Exhibit A            -     Report to Certificateholders
Exhibit B            -     Power of Attorney for Airplanes Limited
Exhibit C            -     Power of Attorney for Airplanes U.S. Trust